Exhibit 99.1 Associated Banc-Corp Investor Presentation 2019 Brookfield Office (Milwaukee MSA) – Opened October 2017 THIRD QUARTER

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the proposed acquisition of First Staunton Bancshares, Inc. (“proposed transaction”); the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the proposed transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. 1

OUR FRANCHISE

Second Quarter 2019[1]

$33 billion of assets

$23 billion of loans

$4 billion of equity

$25 billion of deposits

2Q 2019 Average Loans by Business Segment



54%
Corporate and Commercial Specialty
44%
Community, Consumer, and Business
2% Other

Affinity Programs





~40%

of checking accounts are affinity related[5]







Highlights and Accomplishments

- Largest bank headquartered in Wisconsin[2]
- Approximately 4,700 employees, servicing 1.3 million customer accounts in 8 states and over 120 communities[1]
- #1 Mortgage Lender in Wisconsin[3]
- Top 40 U.S. insurance brokerage firm[4]



Branch Footprint
Commercial Financial Services
MN
WI
MI
IL
IN
OH
MO
TX

[1]As of June 30, 2019.
[2]Based on assets, as of June 30, 2019.
[3]The Wisconsin's #1 Mortgage Lender designation is based on information gathered from the Home Mortgage Disclosure Act data compiled annually by the Consumer Financial Protection Bureau. The results of the data were obtained through the Consumer Financial Protection Bureau Mortgage Database (HMDA), June 2018.
[4]Business Insurance magazine, July 2019. Rankings based on 2018 brokerage revenue gathered by U.S. based clients.
[5]Affinity checking accounts as a percentage of total checking accounts, as of July 31, 2019.

2

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 30% of all U.S. manufacturing jobs[2]


U.S.
Manufacturing
Jobs
Midwest
~30%
All other
regions
~70%

Manufacturing Focus Well-Suited for Our Midwest Location

ASB C&BL Loans by Industry


Manufacturing
& Wholesale
Trade
22%

Total ASB Loans by Geography


Midwest
79%
Other[3]
21%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[4] well below the national average:


2.4%
2.9%
3.3%
3.3%
3.5%
3.7%
4.0%
4.2%
4.3%
IA
WI
MN
MO
IN
U.S.
OH
MI
IL

Dark green bars denote ASB branch states

Select ASB Metro Market Unemployment Rates[5]

Madison, WI........................... **2.2%**
Sheboygan, WI........................ **2.3%**
Appleton, WI........................... **2.5%**
Milwaukee, WI......................... **3.0%**
Minneapolis – St. Paul, MN....... **3.0%**

[1]U.S. Census Bureau, Annual Estimates of the Resident Population for the United States, Regions, States, and Puerto Rico: April 1, 2010 to July 1, 2018.
[2]U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, June 2019 (preliminary).
[3]Other category includes 5% in TX; the majority of these loans were booked by our Loan Production Office located in Houston.
[4]U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, June 2019 (preliminary).
[5]U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, June 2019.

3

ACTIVELY POSITIONING FOR LOWER RATES

With expectations of lower interest rates, we are reducing wholesale funding and liquidity positions to defend net interest margin

	Second Quarter Actions[1]		Third Quarter Actions	
Reducing Higher Cost Funding	Reduced network transaction deposits	~$400 million	Reducing network transaction deposits	~$500 million
	Reduced CDs	~$380 million	Reducing CDs	
	Reduced wholesale borrowing	~$250 million	Calling Senior Notes[2]	$250 million
Reducing Prepayment Risk	Reduced mortgage securities	~$570 million	Reducing mortgage securities	~$400 million
	Reduced residential mortgage portfolio	~$50 million	Reducing residential mortgage porfolio[3]	~$50 million
Adding Duration	Added higher-yielding, longer duration municipal securities[4]	~$100 million	Replacing short duration municipal securities with higher-yielding, longer duration municipal securities	~$150 million

[1]Except where noted, figures based on change from March 31, 2019 to June 30, 2019.
[2]$250 million of 2.750% Senior Notes expected to be redeemed in October 2019.
[3]Including impact of the sale of ~$240 million prepayment-sensitive residential mortgages.
[4]Average balance increase from 1Q19 to 2Q19.

4

LOAN TRENDS Approximately $240 million of portfolio mortgages sold in 3Q 2019 for CECL and interest rate risk mitigation Average Quarterly Loans Average Loan Growth (1Q19 to 2Q19) ($ in billions) 2Q15 – 2Q19 ($ in millions) CAGR $23.0 $23.4 Mortgage warehouse $165 $20.5 $19.6 General commercial $70 $18.2 $7.7 $8.6 5% Power & utilities $41 Total $7.3 $7.5 Commercial & REIT $31 $7.2 business loans: + $245 million CRE - investor (+3% QoQ) $5.7 $5.1 5% $29 $5.0 $4.7 Residential mortgage $12 $4.1 $(16) Real estate construction $8.3 $8.4 12% $7.0 $5.4 $6.1 $(19) Home equity & other consumer $(61) Oil & gas $1.5 $1.4 $1.3 $1.3 $1.2 2Q 2015 2Q 2016 2Q 2017 2Q 2018 2Q 2019 Commercial & business Commercial real estate Residential mortgage Home equity & other consumer 5

COMMERCIAL LOAN MANAGEMENT1 Stable commercial and business lending with ongoing de-risking of the oil & gas portfolio; CRE remains steady Commercial and Business Oil & Gas Loans Commercial Real Estate Lending2 ($ in billions) ($ in millions) ($ in billions) 33% 34% 34% 32% 32% 24% 23% 22% 22% 22% 3.3% 3.3% 3.2% 3.0% $7.6 $7.8 $7.9 $7.3 $7.3 2.8% $5.5 $5.3 $5.1 $5.1 $5.2 $682 $731 $747 $754 $657 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 CB&L (excluding oil & gas loans) as Oil & gas as a percent of total loans CRE as a percent of total loans a percent of total loans 1All values as of period end. 2Excluding oil & gas loans. 6

INVESTMENT SECURITIES PORTFOLIO TRENDS Taxable securities portfolio is a source of funds and is expected to continue to shrink in 3Q and 4Q 2019 Portfolio1 and Yield Trends (Quarterly) Investments / Average Earning Assets ($ in billions) 3.63% 3.68% 3.73% 3.74% 3.77% 24% 23% 23% 22% 21% 2.22% 2.26% 2.29% 2.34% 2.36% $7.0 $6.9 $6.8 $6.8 $6.5 2Q 2015 2Q 2016 2Q 2017 2Q 2018 2Q 2019 $1.5 $1.6 $1.7 $1.8 $1.9 Portfolio Fair Value Composition GNMA MBS CMBS $5.5 8% $5.3 $5.1 $5.0 32% $4.5 ABS 4% Municipals 32% Agency Other CMOs <1% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 23% Tax-exempt securities Taxable securities 7 1Average balances.

DEPOSIT PORTFOLIO TRENDS Community, Consumer, and Business segment deposits now represent 56% of total average deposits1 Average Quarterly Deposits Period-end Funding Change2 ($ in billions) ($ in millions) $25.1 $24.7 $24.2 $24.6 $23.6 Savings $375 Lower- $5.3 $5.0 $5.1 cost $5.1 $5.4 Interest-bearing demand $360 funding +$756 million $5.0 $4.7 $5.0 Noninterest-bearing demand $21 $4.7 $4.8 $1.9 $2.1 $2.3 $1.9 $2.0 $(202) FHLB Advances Higher- $(232) Money market $7.5 $7.4 $7.1 cost $7.2 $7.1 funding -$1.2 $(384) Time deposits billion $2.6 $3.0 $3.1 $3.1 $3.5 $(399) Network transaction deposits $2.1 $2.0 $1.9 $2.2 $2.0 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Noninterest-bearing demand Savings Time deposits Interest-bearing demand Money market Network transaction deposits 8 1Based on 2Q19 average deposits; Corporate and Commercial Specialty deposits represent 35% and other deposits represent 9%. 2Change from March 31, 2019 to June 30, 2019.

REPOSITIONING FUNDING1 Reduction of network deposits continues; $250 million of 2.750% Senior Notes expected to be called in Oct. 2019 FHLB Advances and Network Quarter-end Loan to Deposit Ratio Transaction Deposits ($ in billions) 98% 96% 94% 94% $4.8 92% $4.3 91% 90% 89% $3.5 1Q 2Q 3Q 4Q $3.1 $3.2 Historical Quarter-end Range 2014-2019 2019 Historical Quarter-end Range 2014-2018 $2.7 Quarter-end Low Cost Deposit Mix $2.1 $1.8 Checking and Savings represent over 52% 27% 21% 21% 10% 7% 13% 2Q 2016 2Q 2017 2Q 2018 2Q 2019 Money market Savings FHLB advances Network transaction deposits Noninterest-bearing demand Network trans. dep. Interest-bearing demand Time deposits 9 1Period-end values.

NET INTEREST INCOME AND YIELDS — QUARTERLY TRENDS Deposit costs have likely peaked, but we expect near-term margins will continue to compress Net Interest Income and Net Interest Margin Average Yields ($ in millions) 3.02% 3.02% 5.51% 2.92% 2.90% 5.19% 5.19% 2.87% 5.06% 4.98% 4.86% $226 $224 4.78% 4.79% $219 4.52% 4.56% $9 $7 $216 $214 $5 $2 $3 3.52% 3.54% 3.36% 3.45% 3.47% 2.78% 2.81% 2.56% 2.61% 2.70% 1.51% 1.54% $217 $214 $217 $214 1.26% 1.39% $211 1.08% 1.30% 1.35% 1.03% 1.14% 0.83% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Acquisition related prepayments and purchased loan CRE loans Investments and other accretion, net Commercial and business Total interest-bearing Net interest income, net of acquisition related lending loans liabilities prepayments and purchased loan accretion Net interest margin Total residential mortgage Total interest- loans bearing deposits 10

GROWING AND DIVERSIFIED BUSINESS MODEL Mortgage banking and wealth management benefitting from current environment Noninterest Income Mortgage Banking, Net2 ($ in millions) ($ in millions) $17 $14 $96 $13 $93 $8 $10 $86 $82 $82 YTD 15 YTD 16 YTD 17 YTD 18 YTD 19 Wealth Management Fees2,3 ($ in millions) $41 $41 $75 $74 $33 $66 $67 $67 $32 $31 2Q 2015 2Q 2016 2Q 2017 2Q 2018 2Q 2019 YTD 15 YTD 16 YTD 17 YTD 18 YTD 19 Fee-based revenue1 1A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, wealth management fees, service charges and deposit account fees, card-based fees, and other fee-based revenue. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 11 2Figures are for the first six months of the years indicated. 3Wealth management includes trust and asset management fees, and brokerage commissions and fees.

OVERALL EXPENSE EFFICIENCY

Automation and consolidations are driving better efficiency over time

Efficiency Drivers	Enhanced Automation	Branch Consolidations	Operational Efficiencies

Noninterest Expense

($ in millions)



$211
$7
$204
$204
$2
$202
$193[1]
$194
$192
$191
$198
$4
$194
2Q18
3Q18
4Q18
1Q19
2Q19
Acquisition related costs
All other noninterest expenses

Efficiency Ratio[2]



70%
69%
69%
68%
67%
65%
66%
62%
63%
60%
2Q15
2Q16
2Q17
2Q18
2Q19
Federal Reserve efficiency ratio
Adjusted efficiency ratio

Branches and FTEs



4,792
4,707
4,659
4,660
4,666
237
236
236
233
247
2Q18
3Q18
4Q18
1Q19
2Q19
Period-end Branches
Average FTEs

[1]Includes $1 million of acquisition related cost recovery.

[2]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.

12

INVESTING IN CUSTOMER TECHNOLOGY

Digital first strategies remain our highest priority investments

Retail Customer Focused Enhancements

- New mobile app received 4.7-star rating with ~10,000 reviews[1]
- Zelle P2P implemented March 2019
  - Provides intuitive, real-time payment capability via Associated's mobile app and online banking platforms
- Mobile mortgage application and digital appointment scheduling capability implemented June 2019

Commercial Client Focused Upgrades

- Cash management (ACI) upgrade completed with full customer base migration in August 2019
  - New core online and mobile banking platform provides refreshed portal experience
  - Desktop, mobile and tablet device support

Digital Adoption and Digital Deposits

Digital Adoption[2]


53%
55%
57%
57%
58%
59%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

Digital Deposits[3]


28%
30%
31%
32%
32%
34%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19


Zelle
THIS IS HOW MONEY MOVES


We'll help you every step of the way

[1]Mobile application reviews on a leading platform as of August 9, 2019.
[2]Online and mobile customers as a percentage of all retail customers with a primary checking account at period end.
[3]SnapDeposits and ATM deposits as a percentage of all consumer deposits at period end.

13

CAPITAL PRIORITIES Committed to a consistent capital management philosophy2 with rigorous capital discipline Quarterly $23.0 $23.4 Average Loans $20.5 Funding $19.6 ($ in billions) 1. Organic Highest Priority $18.2 Growth 2Q15 2Q16 2Q17 2Q18 2Q19 Quarterly $0.17 $0.15 Commitment Dividends $0.12 Paying a $0.10 $0.11 2. Competitive 30%-40% dividend payout Dividend ratio 2Q15 2Q16 2Q17 2Q18 2Q19 Opportunistic, . Bank Mutual (45% cost savings) Investing 3. in-market, efficiency . Huntington WI Branch Acq. (45% expected cost savings) Externally driven acquisitions . First Staunton Bancshares1 (35% expected cost savings) Share $259 Disciplined Repurchases $240 Repurchasing maintenance of ($ in millions) $130 4. 2 $93 Shares TCE ratio $20 $37 >7% 2014 2015 2016 2017 2018 20193 1Expected to close in 1Q 2020. 2The ratio tangible common equity to tangible assets is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of non-GAAP financial measures. 3Through 8/31/19. Includes $60 million of shares repurchased in 3Q 2019 14

CAPITAL LEVELS AND SHARE REPURCHASES Repurchased $60 million of shares in 3Q 2019 while maintaining2 cushion to absorb CECL in 1Q 2020 TCE Ratio1 2014-2019 Cumulative Shares Repurchased2 (millions) 37.4 31.5 7.8% 7.3% 7.4% 6.9% 6.9% 7.1% 22.0 20.4 19.3 14.3 2 2Q14 2Q15 2Q16 2Q17 2Q18 2Q19 2014 2015 2016 2017 2018 2019 1The ratio tangible common equity to tangible assets is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of non-GAAP financial measures. 2 2019 figure is through 8/31/19 and includes 2.9 million shares repurchased in 3Q 2019. 15

CURRENT EXPECTED CREDIT LOSSES (CECL)

Our current capital levels and expected earnings should allow us to readily absorb the anticipated CECL impact

CECL Adoption in 1Q 2020

- **Life-of-loan CECL reserves** will be driven by our portfolio characteristics, risk-grading, economic outlook, and methodology
- **Key Methodology Assumptions**
  - Leverages existing probability of default / loss given default framework and DFAST systems
  - Forecast components include
    - 1-year reasonable and supportable forecast period
    - 1-year straight-line reversion to historical losses
    - Single-path economic forecast
- **Most significant impacts**:
  - Economic uncertainty
  - Longer-maturity portfolio (CRE & Consumer) impacts
  - Unfunded commitment exposure

Expected Impact to ACL[1] in 1Q 2020

- **30%-40% increase to ACL from year-end 2019 levels**
- **Net, after-tax, reduction in expected Tangible Common Equity ratio of ~25 bps**

By Portfolio[2]


CRE
44%
Consumer
47%
Commercial and
business lending
9%

By Factor[3]


Economic
uncertainty
52%
Unfunded
reserve
22%
Other
factors
12%
Acqusition
portfolios
14%

[1]Allowance for Credit Losses.
[2]By lending portfolio, excluding acquired portfolios.
[3]Includes acquired portfolios.

16

CREDIT QUALITY – QUARTERLY TRENDS Continued benign credit environment with stable provision outlook in 3Q 2019 Potential Problem Loans1 Nonaccrual Loans1 ($ in millions) ($ in millions) $242 $250 $241 $236 $204 $166 $154 $156 $167 $128 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Net Charge Offs and Provision Allowance for Loan Losses to Loans1 ($ in millions) $12 $13 $8 $8 1.1% $7 $6 1.0% 1.0% 1.0% 1.0% $4 $0 $1 $(5) 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Total net charge offs Provision for credit losses 17 1At period end.

2019 REVISED OUTLOOK This outlook reflects a stable domestic economy and two additional 25 bps Fed Funds rate decreases in 2019. We may adjust our outlook if, and when, we have more clarity on these factors. ▪ ~3% annual average loan ▪ Noninterest expense of growth for 20191 $785 million - $790 million ▪ Maintain loan to deposit ratio ▪ Efficiency ratio expected to Balance Sheet under 100% Expense improve by 100 bps to 200 bps2 Management Management ▪ Full-year 2019 NIM of ▪ Effective tax rate of ~20% for 2.84% to 2.88%, based on full-year 2019 two additional Fed rate decreases ▪ Approximately $370 million - ▪ Continue to follow stated $375 million noninterest income corporate priorities for capital deployment ▪ Improving year over year fee- Capital & Fee based revenues Credit ▪ Provision expected to adjust with Businesses Management changes to risk grade, other indications of credit quality, and loan volume 1Including impact of ~$240 million residential mortgage loan sale in 3Q 2019 and further de-risking of our oil & gas portfolio. 2 Expected full-year change in the Federal Reserve Efficiency Ratio which incorporates all reported GAAP expenses, including acquisition related costs. 18

APPENDIX

FNB STAUNTON TRANSACTION SUMMARY

Seller: First Staunton Bancshares

Transaction Value:
- ~$76 million for franchise
- ~1.30x 1Q 2019 reported tangible book value
- ~4% deposit premium

Consideration: 100% cash

Assets Purchased:
- Nine branches
- ~$350 million of loans

Deposits Assumed:
- ~$440 million
- ~30,000 customer accounts

Required Approvals:
- Regulatory approval anticipated in early 2020

Closing and Conversion:
- Closing and conversion anticipated in 1Q 2020


Staunton
Alton
Bethalto
Edwardsville
MISSOURI
St. Louis
Belleville
ILLINOIS
Associated Bank
FNB in Staunton

Source: S&P Global Market Intelligence

20

ACQUISITIONS

	Huntington completed…	…and Staunton up next
Delivering on Our Strategy	☑ Was an in-market, cost takeout driven depository acquisition	☐ Is an in-market, cost takeout driven depository acquisition
	☑ Filled in network gaps and boosted our network in key locations	☐ Fills in network gaps and boosts our network in key locations
	☑ Further improved branch density and scale across Wisconsin	☐ Further improves branch density and scale in St. Louis market
Enhancing ASB Franchise Value	☑ Expanded into 13 new communities	☐ Expanding into 7 new communities
	☑ Added over 60,000 deposit accounts and 33,000 households	☐ Expected to add over 30,000 deposit accounts and 16,000 loans
	☑ Acquired ~$730 million of granular branch deposits with <1% cost of funds	☐ ~$440 million of granular branch deposits with <1% cost of funds
Financially Attractive	☑ Accretive to efficiency metrics and EPS outlook	☐ Accretive to efficiency metrics and EPS outlook
	☑ Expected 45% cost savings run rate	☐ Approximately 35% cost savings expected on conversion
	☑ Minimal TBV dilution (~1.5%); $34 million net premium	☐ Minimal TBV dilution (<1%); less than 3.5 year TBV earnback expected

21

LOANS STRATIFICATION OUTSTANDINGS AS OF JUNE 30, 2019 C&BL by Geography Total Loans1 CRE by Geography $8.5 billion $5.2 billion Minnesota 7% Illinois Illinois Minnesota Texas3 15% 11% 14% 10% Illinois 24% Other Minnesota 2 Other Midwest 10% 11% Wisconsin Midwest2 31% Wisconsin 24% Wisconsin 28% 26% Other Midwest2 13% Other 33% Other 15% Other Texas Texas 16% 5% 7% C&BL by Industry Oil and Gas Lending4 CRE by Property Type $8.5 billion $657 million $5.2 billion Power & South Texas Utilities East Texas & Eagle Retail 16% Real Estate North 13% Ford 19% 16% Louisiana Arkansas Office / Mixed Manufacturing & 20% Multi-Family Use Oil & Gas Wholesale Trade Permian 34% 20% 22% 8% 21% Rockies 15% Finance & Insurance Industrial 12% 13% Bakken 4% Marcellus Utica 1-4 Family Appalachia Other Gulf Shallow Construction Mid- 9% 6% 3% Other 6% 1Excludes $360 million Other consumer portfolio. Continent Hotel / Motel (Onshore 2Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. (primarily 4% Lower 48) 3 OK & KS) 22 Principally reflects the oil and gas portfolio. 7% 4Chart based on commitments of $976 million. 6%

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS ($ IN MILLIONS)

Efficiency Ratio	2Q15	2Q16	2Q17	2Q18	2Q19
Federal Reserve efficiency ratio	70.23%	69.34%	66.69%	65.77%	62.71%
Fully tax-equivalent adjustment	(1.35)%	(1.36)%	(1.30)%	(0.65)%	(0.84)%
Other intangible amortization	(0.35)%	(0.21)%	(0.18)%	(0.68)%	(0.75)%
Fully tax-equivalent efficiency ratio[1]	68.53%	67.77%	65.21%	64.45%	61.13%
Acquisition related costs adjustment	—%	—%	—%	(2.40)%	(1.21)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs (adjusted efficiency ratio)[1]	68.53%	67.77%	65.21%	62.05%	59.91%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs.

Fee-based Revenue[1]	2Q15	2Q16	2Q17	2Q18	2Q19
Insurance commissions and fees	$20	$22	$21	$24	$23
Wealth management fees	17	16	17	20	21
Service charges and deposit account fees	16	16	16	16	15
Card-based fees and other fee-based revenue	14	13	14	14	15
Fee-based revenue	$66	$67	$67	$75	$74
Other	20	15	15	18	21
Total noninterest income	$86	$82	$82	$93	$96

Tangible Common Equity and Tangible Common Assets Reconciliation[2]	2Q14	2Q15	2Q16	2Q17	2Q18	2Q19
Common equity	$2,869	$2,782	$2,910	$3,032	$3,611	$3,643
Goodwill and other intangible assets, net	(938)	(987)	(988)	(987)	(1,247)	(1,270)
Tangible common equity	$1,931	$1,795	$1,922	$2,045	$2,364	$2,373
Total assets	$25,728	$27,181	$29,039	$29,769	$33,653	$33,273
Goodwill and other intangible assets, net	(938)	(987)	(988)	(987)	(1,247)	(1,270)
Tangible assets	$24,789	$26,194	$28,051	$28,782	$32,406	$32,003

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.

[2]The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric used to analyze and evaluate financial condition and capital strength.

23